The Royce Fund

Royce Pennsylvania Mutual Fund
Royce Micro-Cap Fund
Royce Premier Fund
Royce Total Return Fund
Royce Heritage Fund
Royce Opportunity Fund
Royce Special Equity Fund
Royce Value Fund
Royce Value Plus Fund

Supplement to the Consultant, R and
K Class Prospectus dated May 1, 2008

         Effective May 1, 2009, a 1.00% contingent deferred sales charge ("CDSC") will be assessed on new purchases of Consultant Class shares of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund and Royce Value Plus Fund (the "Funds") redeemed prior to the one-year anniversary date of the purchases of such shares. The CDSC will be a percentage of the shares' net asset value at the time of purchase or redemption, whichever is less, and will be paid to Royce Fund Services, Inc., the Funds' distributor. A CDSC will not be charged on redemptions of Consultant Class shares of the Funds acquired through reinvestment of distributions or on exchanges between Consultant Classes of the Funds. When a shareholder requests a redemption, shares held longer than one year, and therefore not subject to a CDSC, will be redeemed first. In addition, redemptions of Consultant Class shares purchased on or after May 1, 2009 will no longer be subject to a 1.00% redemption fee.

March 5, 2009